SUPPLEMENT NO. 1

dated August 26, 2005
to the Prospectus dated May 1, 2005
for the TIAA-CREF Mutual Funds

The following replaces the paragraph between the heading “Performance Information” and the beginning of the performance bar charts:

     The bar charts and performance table help illustrate some of the risks of investing in the funds, and how investment performance varies. The performance table shows each fund’s returns (before and after taxes) over the 2004 calendar year and since inception. For those funds with five years of operations, performance returns over the five-year period from 2000 through 2004 are also provided. The returns of broad-based securities market indexes are included for comparison purposes. How the funds have performed (before and after taxes) in the past is not necessarily an indication of how they will perform in the future.

The headings to the table below the section entitled “Average Annual Total Returns (Before and After Taxes)” are replaced with the following headings:

One Year	Five Years
(January 1, 2004 to	(January 1, 2000 to	Since Inception (to
December 31, 2004)	December 31, 2004)	December 31, 2004)

The iMoneyNet Money Fund Report Average™—All Taxable Index listing at the end of the table under “Average Annual Total Returns (Before and After Taxes)” should be deleted and replaced with the following:

	One Year	Five Years
	(January 1, 2004 to	(January 1, 2000 to	Since Inception (to
	December 31, 2004)	December 31, 2004)	December 31, 2004)

MONEY MARKET FUND
(Inception—September 2, 1997)
Return Before Taxes	1.13%	0.82%	2.80%
iMoneyNet Money Fund
Report Average—All Taxable Index	2.45%	3.58%	3.23%

The following replaces the first five paragraphs under the section entitled “Active Equity Funds Using the Dual Investment Management Strategy®” in the Prospectus:

     The Growth Equity, Growth & Income and International Equity Funds use TIAA-CREF’s Dual Investment Management Strategy. The Dual Investment Management Strategy combines active management and quantitative methods to seek higher returns over each Fund’s benchmark index, while attempting to maintain a risk profile for each Fund similar to its benchmark index.

     Each Fund that uses the Dual Investment Management Strategy is managed by a portfolio management team of investment professionals. The Strategy combines active management and quantitative methods to select securities and build the overall portfolio of stocks. Each portfolio management team consists of:

Active portfolio managers who use fundamental analysis of individual companies and stocks. They select stocks that they believe offer the potential for superior returns. They also identify less attractive stocks to avoid or underweight.

Quantitative portfolio managers who use mathematical models and programs to monitor and analyze the portfolio to ensure that the overall portfolio has characteristics similar to the Fund’s. benchmark index. In certain cases, quantitative portfolio managers on the team may also manage a portion of the Fund in keeping with the overall guidelines for risk and investment mandate.

     The Dual Investment Management Strategy is intended to result in portfolios that are similar in composition and performance to their benchmark indices with the potential and goal of also adding incremental returns. Funds using the Dual Investment Management Strategy also attempt to remain fully invested in stocks at all times. This feature helps the Funds avoid the potential negative effects of attempting to time the market and helps ensure that their asset allocations meet their allocation goals.

     The Dual Investment Management Strategy does not assure successful investment. The markets or the prices of individual securities may be affected by factors not taken into account in the portfolio management team’s stock selection and quantitative analysis.

The portfolio management teams for certain Funds are changing. The following supplements the disclosure under “Portfolio Management Teams” in the Prospectus:

     The portfolio management teams for the Equity Index Fund and Social Choice Equity Fund are adding a new portfolio manager to those managers currently listed in the May 1, 2005 Prospectus. Anne Sapp will remain as a member of the portfolio management teams primarily responsible for the day-to-day management of the Equity Index Fund and the Social Choice Equity Fund. As of September 1, 2005, Philip James (Jim) Campagna will become a new member of the portfolio management teams of those Funds.

Total Years/Months
Experience
Portfolio Role/
		Coverage/	Experience Over	At		On
Name	Title	Expertise/Specialty	Past Five Years	TIAA	Total	Team

Philip James (Jim)	Associate	Quantitative Portfolio	Investment Management,	0.5	14.0	0
Campagna, CFA		Construction	TIAA and its affiliates—2005
to the present; Portfolio
Manager, International
Strategy Leader, Mellon
Capital Management—
1997 to 2005.

Similar biographical information with respect to Anne Sapp can be found in the May 1, 2005 Prospectus.

534651 A11047 08/05

SUPPLEMENT NO. 2

dated August 26, 2005 to the
Statement of Additional Information (SAI) dated May 1, 2005
for the TIAA-CREF Mutual Funds

The following supplements the disclosure under “Proxy Voting Policies” in the SAI:

     In order to ensure that proxy voting is aligned with the investment objective of the Social Choice Equity Fund, we have adopted special proxy voting policies for the Fund. We will vote the shares of the companies held in the Social Choice Equity Fund consistent with the social criteria (or screens) considered by the Fund in selecting companies for inclusion in its portfolio. In cases where we are asked to vote on social matters that are not covered under the Fund’s screens, we will cast such votes in accordance with the policies and procedures described in TIAA-CREF’s Policy Statement on Corporate Governance.

The following supplements the disclosure under “Additional Information Regarding Portfolio Managers” in the SAI:

     The portfolio management teams for the Equity Index Fund and Social Choice Equity Fund are adding a new portfolio manager to those managers currently listed in the May 1, 2005 Prospectus and Statement of Additional Information. Anne Sapp will remain as a member of the portfolio management teams primarily responsible for the day-to-day management of the Equity Index Fund and the Social Choice Equity Fund. As of September 1, 2005, Philip James (Jim) Campagna will become a new member of the portfolio management teams primarily responsible for the day-to-day management of those Funds.

     The following information replaces the portfolio manager charts for those Funds included in the May 1, 2005 SAI. Information in the charts is stated as of May 31, 2005.

EQUITY INDEX FUND

Name of Portfolio	Number of Other		Total Assets In Accounts		Dollar Range of
Manager	Accounts Managed		Managed (millions)		Equity Securities
Owned in Fund
	Registered	Other	Registered	Other
	Investment	Pooled	Investment	Pooled
	Companies	Investment	Companies	Investment
		Vehicles		Vehicles

Anne Sapp, CFA	18	0	$20,301	$0	$0

Philip James (Jim)
Campagna, CFA	18	0	$20,301	$0	$0

SOCIAL CHOICE EQUITY FUND

Name of Portfolio	Number of Other		Total Assets In Accounts		Dollar Range of
Manager	Accounts Managed		Managed (millions)		Equity Securities
Owned in Fund
	Registered	Other	Registered	Other
	Investment	Pooled	Investment	Pooled
	Companies	Investment	Companies	Investment
		Vehicles		Vehicles

Anne Sapp, CFA	18	0	$20,301	$0	$0

Philip James (Jim)
Campagna, CFA	18	0	$20,301	$0	$0

A11052 08/05